UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 22, 2026

                          SecureTech Innovations, Inc.

 (Exact name of registrant as specified in its charter)

Wyoming	000-55927	82-0972782
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

           2355 Highway 36 West, Suite 400, Roseville, MN  55113

 (Address of principal executive offices and zip code)

                                     (651) 317-8990

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCTH	OTCQB Venture Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement

QSTAK Joint Venture, Exclusive License, and Equity Investment

On October 22, 2026 (“Closing Date”), SecureTech Innovations, Inc. (“SecureTech” or “Company”) entered into, and closed the transactions contemplated by, a series of definitive agreements (collectively, “QSTAK Agreements”) with QStak Holding, LLC, a Florida limited liability company (“QStak”), and Craft Capital Management LLC (“Craft Capital”). Under the QSTAK Agreements, SecureTech (i) obtained an exclusive, worldwide license to QStak’s blockchain, exchange, wallet, and related intellectual property; (ii) formed a joint venture, QStak Market, LLC, a Wyoming limited liability company (“JV Entity”), to commercialize that technology; and (iii) acquired a net fifteen percent (15%) ownership interest in QStak. The QSTAK Agreements consist of:

•Exclusive Intellectual Property License Agreement between QStak, as licensor, and SecureTech, as licensee (“ELA”);

•Royalty-Free Intellectual Property Sublicense Agreement between SecureTech and the JV Entity, which QStak joins as consenting party (“JV Sublicense”);

•Joint Venture Agreement among SecureTech, Piranha Blockchain, Inc., a Wyoming corporation and wholly owned subsidiary of SecureTech (“Piranha”), QStak, and Craft Capital (“JVA”);

•Limited Liability Company Operating Agreement of the JV Entity among Piranha, QStak, and Craft Capital, which SecureTech joins for limited purposes (“Operating Agreement”); and

•Stock Purchase Agreement between SecureTech and QStak (“SPA”).

Exclusive Intellectual Property License Agreement

Under the ELA, QStak granted SecureTech an exclusive, worldwide license, including as against QStak, with the right to sublicense, to the QStak blockchain, exchange, wallet, and related intellectual property described in the ELA (“Licensed Assets”). The license consideration is an aggregate stated value of up to $22,000,000, payable solely in shares of SecureTech’s newly designated Series B Preferred Stock, $0.001 par value (“Series B Preferred”), each having a stated value of $10,000, in four tranches:

•Tranche 1. 600 shares ($6,000,000), issued at closing.

•Tranche 2. 300 shares ($3,000,000), upon the first commercial launch of the QStak exchange to unaffiliated third-party customers, excluding any beta, testnet, pilot, or other pre-commercial release (“Commercial Launch”).

•Tranche 3. 650 shares ($6,500,000), upon the JV Entity achieving $7,500,000 of annual gross revenue, as defined in the ELA, in any trailing twelve-month period.

•Tranche 4. 650 shares ($6,500,000), upon the JV Entity achieving $15,000,000 of such annual gross revenue in any trailing twelve-month period.

The number of shares issuable in each tranche is fixed and does not adjust based on the market price of SecureTech’s securities or any later valuation. In the event the closing price of SecureTech’s common stock equals or exceeds $40.00 per share for fifteen consecutive trading days, the remaining unissued tranches may become earned, subject to the conditions in the ELA, including Commercial Launch. No shares will be issued to QStak if, after the issuance, QStak and its affiliates would hold more than 9.9% of SecureTech’s total voting power (“Ownership Cap”); any earned shares that cannot be issued because of the Ownership Cap or applicable law will be issued when issuance is permitted. No cash royalty or other cash consideration is payable for the license. QStak may terminate the license only for SecureTech’s uncured failure to deliver earned and legally issuable shares of Series B Preferred, and the license becomes perpetual and irrevocable once all earned consideration has been delivered. QStak has agreed to deliver the Licensed Assets, including source code and related materials, to provide transition assistance, and to indemnify SecureTech against claims relating to the Licensed Assets, including infringement claims.

Joint Venture Agreement, Operating Agreement, and JV Sublicense

The JV Entity was formed to hold and commercialize the Licensed Assets. Under the JV Sublicense, SecureTech granted the JV Entity a royalty-free sublicense to use and commercialize the Licensed Assets, which is treated as SecureTech’s capital contribution, made through Piranha. QStak contributed its know-how and technical and development support. The principal terms of the JVA and the Operating Agreement are as follows:

•Ownership. Piranha holds 57,000 units (57%), QStak holds 38,000 units (38%), and Craft Capital holds 5,000 profits interest units (5%) of the JV Entity. Craft Capital’s profits interest units share in operating distributions pro rata, but share in the proceeds of a sale or liquidation of the JV Entity only to the extent those proceeds exceed the JV Entity’s value at closing.

•Management. The JV Entity is managed by a three-member Management Committee, two of whom are designated by SecureTech (J. Scott Sitra and Anthony Vang) and one by QStak. Certain fundamental actions require the consent of all members. SecureTech intends to consolidate the JV Entity in its financial statements.

•Valuation. The parties agreed on an initial valuation of the JV Entity of $22,000,000, subject to a closing valuation report by an independent valuation firm. The closing valuation report and the valuations of each tranche of Series B Preferred will be used solely for financial reporting and tax purposes and will not change the number of shares issuable under the ELA or the SPA.

•Capital Calls. No member is required to fund additional capital. A member that does not participate in an approved capital call will be diluted.

•Transfers. Transfers of units are restricted and subject to rights of first refusal, tag-along rights, and drag-along rights. For two years after closing, SecureTech may not exercise its buyout or drag-along rights over Craft Capital’s units without Craft Capital’s consent, subject to specified exceptions.

•Exclusivity. QStak may not exploit the Licensed Assets outside the JV Entity.

Stock Purchase Agreement

Under the SPA, SecureTech acquired a net fifteen percent (15%) ownership interest in QStak (“Purchased Interest”) for a purchase price of $4,500,000, paid in shares of SecureTech’s Series A Preferred Stock, $0.001 par value (“Series A Preferred”). The number of shares was determined by dividing $4,500,000 by $174,900, which is the $17.49 closing price of SecureTech’s common stock, $0.001 par value (“Common Stock”), on the OTCQB on October 21, 2026, multiplied by 10,000, the number of shares of Common Stock into which each share of Series A Preferred may be redeemed. The result, 25.73 shares, was rounded to 26 shares of Series A Preferred, having an aggregate value of $4,547,400. For 48 months after closing, SecureTech may repurchase all of those shares for $4,500,000 plus interest at 4% per annum, and SecureTech retains the Purchased Interest whether or not it exercises that option. QStak may not transfer the shares for six months after closing, or during the repurchase period without SecureTech’s consent, except to affiliates. The SPA also grants SecureTech a right of first refusal on issuances and transfers of QStak equity, board observer and information rights, and consent rights over specified QStak actions.

Craft Capital

Craft Capital, a registered broker-dealer, introduced QStak to SecureTech under a Finder’s Agreement dated June 12, 2026. Under the JVA, SecureTech and Craft Capital amended the Finder’s Agreement so that Craft Capital’s profits interest units in the JV Entity are its sole compensation for the QSTAK transactions, and no cash fee or SecureTech securities are payable to Craft Capital for them. Craft Capital also serves as SecureTech’s investment banker and acted as placement agent for SecureTech’s October 16, 2026 note financing. Other than the QSTAK Agreements, there is no material relationship between SecureTech or its affiliates and QStak.

The foregoing descriptions of the QSTAK Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, which are filed as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference. On October 22, 2026, the Board of Directors of SecureTech (“Board”) approved the following issuances of unregistered securities:

•Series B Preferred – ELA Tranche 1. 600 shares of Series B Preferred, having an aggregate stated value of $6,000,000, issued to QStak on October 26, 2026, upon the filing of the Series B Certificate of Designation described in Item 5.03, as license consideration under the ELA.

•Series A Preferred – SPA. 26 shares of Series A Preferred, having an aggregate value of $4,547,400, issued to QStak on October 22, 2026, as the purchase price for the Purchased Interest.

•Redemption of Series A Preferred. Under the redemption provision of the Certificate of Designation of the Series A Preferred, SecureTech redeemed, at its own initiative and effective October 22, 2026, 570 shares of Series A Preferred for an aggregate of 5,700,000 shares of Common Stock, at the fixed ratio of 10,000 shares of Common Stock per share of Series A Preferred: 170 shares held by Kao Lee, for 1,700,000 shares; 350 shares held by Taurus Financial Partners, LLC (“Taurus”), an entity controlled by J. Scott Sitra, SecureTech’s Chairman, President, and Chief Executive Officer, for 3,500,000 shares; and 50 shares held by AIUP Holding Limited, for 500,000 shares. Because each share of Series A Preferred carries 10,000 votes, the redemption did not change any holder’s voting power. No cash was paid. Mr. Sitra disclosed his interest in the redemption of Taurus’s shares, and the redemption was approved by SecureTech’s disinterested director, who found it fair to SecureTech.

•Consultant. 2,078 shares of Common Stock issued to Ajene Watson, LLC on October 22, 2026, in payment of $49,500 of monthly consulting fees for August through October 2026 under its advisory agreement with SecureTech, an average of $23.82 per share.

•Director Nominees. 1,250 shares of Common Stock issued to each of Brian Zucker, Robert Castro, and Robert  Williams, SecureTech’s nominees for independent director, an aggregate of 3,750 shares, on October 22, 2026, valued at $25,000 per nominee ($20.00 per share), as full compensation for advisory services provided before their appointment to the Board. These services consist of business introductions, including in connection with SecureTech’s engagement of its independent registered public accounting firm and its search for additional qualified executive officers, and do not include work on SecureTech’s financial statements or accounting. Each nominee’s advisory services end automatically upon the nominee’s appointment to the Board.

The Series B Preferred, the Series A Preferred, and the shares of Common Stock issued to Ajene Watson, LLC and the director nominees were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). QStak represented that it is an “accredited investor” as defined in Rule 501(a) of Regulation D and is acquiring the securities for investment. The shares of Common Stock issued in the redemption were issued in reliance on the exemption provided by Section 3(a)(9) of the Securities Act, as securities exchanged by SecureTech with its existing security holders exclusively, with no commission or other remuneration paid for soliciting the exchange. All of the securities described above are “restricted securities” and bear a restrictive legend.

After giving effect to the issuances and the redemption described above, SecureTech had 22,875,545 shares of Common Stock, 19,538 shares of Series A Preferred, and 600 shares of Series B Preferred issued and outstanding.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference. The Series B Preferred ranks senior to the Common Stock with respect to the distribution of assets upon liquidation and votes together with the Common Stock as a single class.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 22, 2026, the Board, under the authority granted by Article VI of SecureTech’s Articles of Incorporation, designated 2,200 shares of SecureTech’s authorized preferred stock as Series B Preferred. On October 26, 2026, SecureTech filed the Certificate of Designation of the Terms, Preferences, and Rights of Series B Preferred Stock (“Series B Certificate of Designation”) with the Secretary of State of the State of Wyoming, and it became effective upon filing. No stockholder approval was required. The Series B Preferred may be issued solely as license consideration under the ELA. Its principal terms are as follows:

•Stated Value and Ranking. Each share has a stated value of $10,000 and ranks junior to the Series A Preferred and senior to the Common Stock.

•Liquidation. Each share carries a liquidation preference equal to its stated value.

•Voting. Each share carries 2,700 votes and votes together with the Common Stock and the Series A Preferred as a single class.

•No Conversion or Holder Redemption. Holders have no right to convert their shares or to require SecureTech to redeem them.

•Redemption by SecureTech. At any time beginning one year after a share is issued, SecureTech may, in the Board’s sole discretion, redeem it solely for shares of Series A Preferred, as provided in the Series B Certificate of Designation, up to a maximum of 0.27 share of Series A Preferred for each share of Series B Preferred, or 594 shares of Series A Preferred in total.

•Transfer Restrictions. Shares of Series B Preferred may not be transferred without the Board’s consent, except to an affiliate of the holder that agrees to be bound by the Series B Certificate of Designation.

The foregoing description of the Series B Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to its full text, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On October 27, 2026, SecureTech issued a press release announcing the QSTAK transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1

Certificate of Designation of the Terms, Preferences, and Rights of Series B Preferred Stock of SecureTech Innovations, Inc., filed with the Secretary of State of the State of Wyoming on October 26, 2026.

10.1	Joint Venture Agreement, dated as of October 22, 2026, among SecureTech Innovations, Inc., Piranha Blockchain, Inc., QStak Holding, LLC, and Craft Capital Management LLC.
10.2	Exclusive Intellectual Property License Agreement, dated as of October 22, 2026, between QStak Holding, LLC and SecureTech Innovations, Inc.
10.3	Royalty-Free Intellectual Property Sublicense Agreement, dated as of October 22, 2026, between SecureTech Innovations, Inc. and QStak Market, LLC, joined by QStak Holding, LLC as consenting party.
10.4

Limited Liability Company Operating Agreement of QStak Market, LLC, dated as of October 22, 2026, among Piranha Blockchain, Inc., QStak Holding, LLC, and Craft Capital Management LLC, joined by SecureTech Innovations, Inc. for limited purposes.

10.5	Stock Purchase Agreement, dated as of October 22, 2026, between SecureTech Innovations, Inc. and QStak Holding, LLC.
99.1	Press Release of SecureTech Innovations, Inc., dated October 27, 2026 (furnished, not filed).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include, without limitation, statements regarding the commercial launch of the QStak exchange; the achievement of the revenue milestones and the issuance of additional tranches of Series B Preferred under the ELA; the business, operations, and consolidation of the JV Entity; the valuation of the Licensed Assets and the JV Entity; any exercise of SecureTech’s repurchase option under the SPA; any redemption of Series B Preferred for Series A Preferred; the appointment of SecureTech’s director nominees; and other statements that are not historical facts. These statements are often identified by words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “should,” and similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause SecureTech’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including the risks that the QStak exchange, which is currently in beta testing, may not achieve Commercial Launch on the expected timeline or at all; that the JV Entity may not generate the revenue required to earn later tranches or to operate profitably; that the business of tokenizing and trading securities is subject to extensive and evolving regulation, including requirements for the qualification of issuers’ offerings by the Securities and Exchange Commission, that may delay or prevent the JV Entity’s operations; that QStak may not perform its obligations under the QSTAK Agreements; that the independent valuations may result in values for the Licensed Assets, the JV Entity, or the Series B Preferred that differ materially from the stated amounts, and that SecureTech may be required to record impairment charges; that the issuance of additional Series B Preferred, any redemption of Series B Preferred for Series A Preferred, and the redemption of Series A Preferred for Common Stock may dilute existing stockholders and adversely affect the market price of the Common Stock; and the other risks described in SecureTech’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of SecureTech’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q. SecureTech undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2026	By:	SECURETECH INNOVATIONS, INC. /s/ J. Scott Sitra
President, Chief Executive Officer, Principal Executive Officer, and Director